Egypt insurance recovery	12 Months Ended
Dec. 31, 2024
Disclosure of analysis of insurance revenue [abstract]
Egypt insurance recovery	Egypt insurance recovery:
We experienced an outage at the Egypt plant from October 2023 to February 2024. For the year ended December 31, 2024, we have recorded a $59 million ($30 million - attributable to Methanex) insurance recovery which partially offsets repair costs charged to earnings and lost margins incurred in the fourth quarter of 2023 and first quarter of 2024.